UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  4/25/2023

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38481

MO	43-0903811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of the Company was held on April 25, 2023. As of the record date, there were a total of 48,504,240 shares outstanding and entitled to vote at the annual meeting. At the annual meeting, 45,095,699 shares were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Board of Directors to a vote of the shareholders:

1.  Election of 12 directors to hold office until the 2024 annual meeting of shareholders. The nominees for the directorships received the following votes:

Director	For	Against	Abstain	Broker Non-Votes
Robin C. Beery	42,208,861	634,411	57,812	2,194,615
Janine A. Davidson	41,875,876	967,303	57,905	2,194,615
Kevin C. Gallagher	42,296,751	572,900	31,433	2,194,615
Greg M. Graves	34,646,130	8,235,277	19,677	2,194,615
Alexander C. Kemper	40,907,804	1,913,956	79,324	2,194,615
J. Mariner Kemper	41,238,395	1,644,489	18,200	2,194,615
Gordon E. Lansford, III	42,034,220	847,068	19,796	2,194,615
Timothy R. Murphy	42,310,204	571,688	19,192	2,194,615
Tamara M. Peterman	41,895,163	948,351	57,570	2,194,615
Kris A. Robbins	38,385,259	4,492,494	23,331	2,194,615
L. Joshua Sosland	36,957,950	5,908,303	34,831	2,194,615
Leroy J. Williams, Jr.	42,271,711	571,350	58,023	2,194,615

Based on the votes set forth above, each of the nominees was elected to serve as a director until the annual meeting in 2024.

2.  Advisory vote (non-binding) on the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Votes
41,631,154	1,074,770	195,160	2,194,615

3. Advisory vote (non-binding) on the frequency of future advisory votes on the compensation paid to our named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
36,771,433	62,500	5,810,175	256,976	2,194,615

The Board of Directors will consider the results, and its recommendation, and report its decision on the frequency of future advisory votes within the requisite time period.

4.  Ratification of the Corporate Audit Committee's engagement KPMG LLP to serve as the Company's independent registered public accounting firm for 2023.  The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
44,955,726	124,733	15,240	—

Item 9.01    Financial Statements and Exhibits

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION
By:	/s/ Ram Shankar
Ram Shankar Chief Financial Officer

Date: April 28, 2023